UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 5968

John Hancock Municipal Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS

John Hancock

High Yield Municipal Bond Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
High Yield Municipal Bond Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
20	Financial statements
23	Financial highlights
25	Notes to financial statements
30	Auditor's report
31	Tax information
32	Trustees and Officers
36	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income that is largely exempt from federal income tax, consistent with the preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Barclays High Yield Municipal Bond Index
Morningstar high yield muni fund category average
4.94
5.89
5.39
3.40
5.93
4.37
5.00
7.37
5.91
4.50
5.13
3.82
1 year
3 year
5 year
10 year

The Barclays High Yield Municipal Bond Index is an unmanaged index of municipal bonds that are non-investment grade, unrated, or below BBB/ Baa, according to S&P and Moody's, respectively.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield municipal bonds advanced

High-yield municipal bonds posted solid gains, benefiting from a supply-and-demand imbalance during the first half of the reporting period and continued investor demand for yield.

Fund underperformed its benchmark

The fund produced a positive return for the period but trailed its benchmark, the Barclays High Yield Municipal Bond Index.

Shorter duration and Puerto Rico detracted

The fund's underperformance of its benchmark resulted primarily from a shorter duration and a smaller position in Puerto Rico municipal bonds, which rebounded off recent bottoms.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls, or if related projects become unprofitable. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Dianne M. Sales, CFA and Cynthia M. Brown, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Dianne M. Sales, CFA
Portfolio Manager
John Hancock Asset Management

Cynthia M. Brown
Portfolio Manager
John Hancock Asset Management

How did municipal bonds perform over the past year?

Municipal bonds posted positive returns for the period as the Barclays Municipal Bond Index returned 3.18%. By comparison, the Barclays U.S. Aggregate Bond Index, a broad-based taxable bond market measure, returned 3.03%. Continued investor demand for yield helped high-yield municipal bonds fare even better—the fund's benchmark, the Barclays High Yield Municipal Bond Index, returned 5.89%.

The municipal market rallied in the first half of the period thanks to favorable supply-and-demand dynamics. Although municipal issuance was largely unchanged in 2014, an increase in refinancing existing municipal securities resulted in a net decline in the total outstanding supply of municipal bonds. Concurrently, demand picked up and the municipal market experienced steady investor inflows. This combination provided a favorable backdrop for municipal bond market performance.

As we moved into 2015, muni issuance increased significantly, rising by more than 50% through the first five months of the year relative to the same period in 2014. Although much of this new issuance consisted of refinancings, the overlap between issuing new bonds and paying off the old ones produced a temporary increase in outstanding supply. The end result was relatively flat returns for municipal bonds during the first five months of 2015.

What about the economic environment and its impact on the municipal bond market?

U.S. economic growth decelerated over the one-year period. After the third quarter of 2014 produced the strongest quarterly growth rate in 11 years, the U.S. economy slowed in the fourth quarter and may have experienced a modest contraction in the first quarter of 2015. The slower rate of U.S. economic growth resulted from a combination of severe winter weather, economic weakness overseas, and a stronger U.S. dollar. Meanwhile, a sharp decline in energy prices and a lack of meaningful wage growth kept inflation in check.

Although this environment led to lower yields and higher prices for bonds in general, it also contributed to increased rate volatility over the last half of the reporting period. When the U.S.

"The municipal market rallied in the first half of the period thanks to favorable supply-and-demand dynamics."
Federal Reserve (Fed) ended its most recent quantitative easing program in late 2014, it signaled its intent to raise its short-term interest-rate target sometime in 2015. However, as economic data proved to be weaker than expected in early 2015, the timing of a Fed rate hike grew increasingly uncertain, resulting in greater bond market volatility.

Did any municipal credit concerns develop over the past year?

In general, municipal credit quality was stable to modestly better during the reporting period. However, there were two persistent credit issues. One was the Commonwealth of Puerto Rico, which has been facing several years of deteriorating economic and fiscal conditions. Puerto Rico government bonds were downgraded to below-investment-grade status in early 2014 and received a further credit rating downgrade in early 2015. Although the Puerto Rico government passed legislation paving the way for several of its public agencies to restructure their debt, the legislation was struck down by a U.S. court.

The other credit issue involved states such as Illinois, which continued to struggle with budget deficits and pension obligation shortfalls. Underfunded pensions also contributed to a recent credit

QUALITY COMPOSITION AS OF 5/31/15 (%)

rating downgrade for the City of Chicago. Although we remain confident that these city and state governments will continue to meet their debt obligations, these issues will need to be addressed in the near future.

Did the portfolio own any securities issued by Puerto Rico, Illinois, or the city of Chicago?

The fund held a small position—1.4% of net assets as of the end of the reporting period—in Puerto Rico bonds. All of the fund's Puerto Rico holdings were issued by COFINA, Puerto Rico's sales tax financing corporation, and are backed by sales tax revenues. We have confidence in bonds with a dedicated revenue source, but we have generally avoided other Puerto Rico bonds because of heightened concerns about credit risk.

The fund's Puerto Rico holdings stood in stark contrast to the benchmark, where Puerto Rico bonds made up more than 28% of the index as of the end of the period. The fund's meaningful underweight position added value during the first half of the period, when Puerto Rico bonds underperformed, but it was a drag on relative results over the last six months, when many Puerto Rico bonds rebounded from their lowest price levels.

We purchased newly issued Chicago general obligation bonds shortly after the city's recent credit rating downgrade. The issue was well received and offered yields that we viewed as attractive on a risk/reward basis. The city is working to solve its fiscal troubles, and we continue to monitor

SECTOR COMPOSITION AS OF 5/31/15 (%)

General obligation bonds	**1.8**
Revenue bonds	**95.5**
Development	22.2
Health care	16.8
Other revenue	14.4
Transportation	14.1
Airport	8.5
Pollution	6.9
Tobacco	5.1
Education	3.0
Water and sewer	1.9
Utilities	1.4
Facilities	1.2
Short-term investments and other	**2.7**

As a percentage of net assets.

Chicago's budget and political processes. Outside of Chicago, the fund maintained a modest position in Illinois municipal bonds. As of the end of the period, the fund's holdings in Illinois bonds made up 4.0% of the net assets, and most of that exposure was secured by dedicated airport revenues or U.S. Treasury obligations tied to a prerefunded bond.

What other factors affected fund performance during the reporting period?

The fund's duration, a measure of interest-rate sensitivity, was shorter than that of the index for most of the reporting period. The shorter duration meant that the fund did not benefit as much from the broad decline in muni yields during the period. In addition, the fund's limited position in tobacco-related bonds, compared with a sizable weighting in the benchmark, detracted from relative results. Because of their relatively high yields, tobacco bonds became an attractive alternative for investors shifting away from Puerto Rico.

What current themes are developing in the municipal bond market?

In the near term, the timing of the Fed's first interest-rate increase since 2006 is likely to have the biggest impact on the municipal bond market. The current consensus suggests that the Fed may move in September, but a continuation of weaker economic data could push that to December or even early 2016.

From a longer-term perspective, a significant issue facing the municipal bond market is government pension and retirement benefits. Some states, such as California, have already taken steps to address their pension issues, whereas states such as Illinois and New Jersey are seeing budget shortfalls that are driven largely by underfunded pension plans. Starting in 2016, state and local governments will be required to disclose pension and postretirement liabilities on their balance sheets, which will focus heightened attention on this facet of government finances.

Overall, however, municipal credit fundamentals are improving. Tax revenue is up in most states, and the belt-tightening from the last recession has not yet given way to broad spending increases. Aging infrastructure across the country has produced the need for revenue bonds with a dedicated revenue stream from tolls, gas taxes, and other pledges. We remain selective and sensitive to the essentiality, cost, and source of revenue from these various projects.

MANAGED BY

Dianne M. Sales, CFA On the fund since 1995 Investing since 1984
Cynthia M. Brown On the fund since 2015 Investing since 1984

The views expressed in this report are exclusively those of Dianne M. Sales, CFA, John Hancock Asset Management and Cynthia M. Brown, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]	Tax- equivalent subsidized yield (%)[2]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-15	as of 5-31-15	as of 5-31-15
Class A	0.75	4.14	4.08	22.49	49.21	2.93	2.83	5.18
Class B	-0.84	3.88	3.88	20.96	46.32	2.30	2.19	4.06
Class C	3.16	4.22	3.72	22.97	44.15	2.30	2.20	4.06
Index 1†	5.89	7.37	5.13	42.73	64.94	—	—	—
Index 2†	3.18	4.53	4.52	24.81	55.66	—	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Gross (%)	1.02	1.77	1.77
Net (%)	0.92	1.67	1.67

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Barclays High Yield Municipal Bond Index; Index 2 is the Barclays Municipal Bond Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Municipal Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	5-31-05	14,632	14,632	16,494	15,566
Class C3	5-31-05	14,415	14,415	16,494	15,566

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays High Yield Municipal Bond Index is an unmanaged index of municipal bonds that are non-investment grade, unrated, or below BBB/ Baa, according to S&P and Moody's, respectively.

The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Tax-equivalent yield is based on the maximum federal income tax rate of 43.4%.
3	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,012.60	$4.32	0.86%
Class B	1,000.00	1,008.80	8.06	1.61%
Class C	1,000.00	1,008.80	8.06	1.61%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.60	$4.33	0.86%
Class B	1,000.00	1,016.90	8.10	1.61%
Class C	1,000.00	1,016.90	8.10	1.61%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Fund's investments

As of 5-31-15
	Rate (%)		Maturity date	Par value	Value
Municipal bonds 97.3%					$199,421,113
(Cost $178,709,224)
Alabama 3.2%					6,646,780
Birmingham Special Care Facilities Financing Authority Children's Hospital	6.125		06-01-34	2,000,000	2,291,960
Courtland Industrial Development Board International Paper Company Project, Series A AMT	5.200		06-01-25	2,000,000	2,000,540
Selma Industrial Development Board Gulf Opportunity Zone, Series A	6.250		11-01-33	2,000,000	2,354,280
Arizona 4.6%					9,346,635
Industrial Development Authority of The City of Phoenix	5.375		02-01-41	2,500,000	2,501,525
Maricopa County Industrial Development Authority Catholic Healthcare West, Series A	6.000		07-01-39	3,000,000	3,404,370
Maricopa County Pollution Control Corp. El Paso Electric Company Project, Series B	7.250		04-01-40	2,000,000	2,321,120
Maricopa County Pollution Control Corp. Public Service Palo Verde, Series A	6.250		01-01-38	1,000,000	1,119,620
California 8.2%					16,708,572
California State Public Works Board Trustees California State University, Series D	6.250		04-01-34	1,000,000	1,175,000
Foothill-Eastern Transportation Corridor Agency Highway Revenue Tolls, Escrowed to Maturity, Series A	1.077 (Z	)	01-01-18	7,950,000	7,729,388
Foothill-Eastern Transportation Corridor Agency Highway Revenue Tolls, Escrowed to Maturity, Series A	2.658 (Z	)	01-01-26	1,100,000	829,785
Foothill-Eastern Transportation Corridor Agency Highway Revenue Tolls, Series A	5.750		01-15-46	1,000,000	1,155,790
Foothill-Eastern Transportation Corridor Agency Highway Revenue Tolls, Series A (0.000% steps up to 5.900% on 1-15-24) (D)	3.380 (Z	)	01-15-27	1,000,000	771,130
Golden State Tobacco Securitization Corp. Series A-1	4.500		06-01-27	3,405,000	3,297,504
Southern California Public Power Authority Natural Gas Revenue, Series A	5.250		11-01-26	1,500,000	1,749,975
Colorado 2.6%					5,376,170
Public Authority for Colorado Energy Natural Gas Revenue	6.250		11-15-28	2,500,000	3,104,750
Regional Transportation District Denver Transit Partners	6.000		01-15-41	2,000,000	2,271,420

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
Connecticut 1.2%					$2,522,124
Hamden Facility Revenue Whitney Center Project, Series A	7.625		01-01-30	1,000,000	1,057,710
Hamden Facility Revenue Whitney Center Project, Series A	7.750		01-01-43	1,400,000	1,464,414
District of Columbia 1.7%					3,466,590
Metropolitan Washington DC Airports Authority Highway Revenue Tolls, Series C (0.000% steps up to 6.500% on 10-1-16) (D)	0.854 (Z	)	10-01-41	3,000,000	3,466,590
Florida 6.4%					13,038,464
Bonnet Creek Resort Community Development District	7.250		05-01-18	555,000	555,266
Bonnet Creek Resort Community Development District	7.375		05-01-34	860,000	860,318
Florida Development Finance Corp. Tuscan Isle Obligated Group-Series A (S)	7.000		06-01-45	2,000,000	2,040,300
Heritage Harbor North Community Development District	6.375		05-01-38	1,190,000	1,253,546
Lee County Industrial Development Authority Cypress Cove Healthpark FL, Inc.	5.500		10-01-47	1,000,000	1,056,750
Orange County Industrial Development Authority VitAG FL LLC Project AMT (S)	8.000		07-01-36	1,000,000	1,008,090
Palm Beach County Health Facilities Authority Sinai Residences Boca Raton Project, Series C	6.000		06-01-21	1,000,000	1,086,380
Palm Beach County Health Facilities Authority Sinai Residences Boca Raton Project, Series C	7.500		06-01-49	1,000,000	1,153,310
Pensacola Airport Revenue AMT	6.000		10-01-28	2,000,000	2,245,240
Village Community Development District No. 8	6.375		05-01-38	740,000	824,071
Village Community Development District No. 8 Phase II	6.125		05-01-39	820,000	955,193
Georgia 3.3%					6,706,376
Atlanta Water & Waste Water Revenue Series A	6.000		11-01-28	1,000,000	1,197,180
Clayton County Development Authority Delta Air Lines, Series B AMT	9.000		06-01-35	985,000	985,463
Gainesville & Hall County Development Authority ACTS Retirement-Life Communities, Inc., Series A-2	6.625		11-15-39	1,100,000	1,244,463
Marietta Development Authority Life University, Inc. Project	7.000		06-15-30	1,500,000	1,589,340
Municipal Electric Authority of Georgia Electric, Power & Light Revenues, Series D	5.500		01-01-26	1,500,000	1,689,930
Guam 1.2%					2,389,700
Guam Government Series A, GO	7.000		11-15-39	2,000,000	2,389,700

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)		Maturity date	Par value	Value
Hawaii 0.6%					$1,269,270
Hawaii State Department of Budget & Finance 15 Craigside Place Project, Series A	9.000		11-15-44	1,000,000	1,269,270
Illinois 4.0%					8,288,536
Chicago Midway International Airport Series A AMT	5.000		01-01-41	1,500,000	1,577,985
City of Chicago, IL O'Hare International Airport Revenue	5.750		01-01-43	2,000,000	2,240,960
Illinois Finance Authority Rush University Medical Center, Series A	7.250		11-01-38	2,000,000	2,393,760
Illinois Sports Facilities Authority Series 2005D-REMK (D)	5.250		06-15-32	750,000	832,568
Illinois Sports Facilities Authority Series 2005D-REMK, GO (C)	5.500		01-01-40	1,250,000	1,243,263
Indiana 1.0%					2,129,090
Crown Point Economic Development Revenue Wittenberg Village Project, Series A	8.000		11-15-39	1,250,000	1,414,775
St. Joseph County Holy Cross Village at Notre Dame Project, Series A	6.000		05-15-26	230,000	233,767
St. Joseph County Holy Cross Village at Notre Dame Project, Series A	6.000		05-15-38	475,000	480,548
Iowa 0.5%					1,088,010
Altoona Urban Renewal Tax Increment Revenue Annual Appropriation	6.000		06-01-34	1,000,000	1,088,010
Kansas 0.8%					1,696,617
Wyandotte County-Kansas City Unified Government Sales Tax Revenue, Series B	5.420 (Z	)	06-01-21	2,340,000	1,696,617
Kentucky 1.7%					3,411,030
Kentucky Economic Development Finance Authority Owensboro Medical Health System, Series A	6.500		03-01-45	2,000,000	2,276,260
Owen County Kentucky Waterworks System Revenue American Water Company Project, Series A	6.250		06-01-39	1,000,000	1,134,770
Louisiana 2.7%					5,582,620
Louisiana Local Government Environmental Facilities Westlake Chemical Corp., Series A-2	6.500		11-01-35	2,000,000	2,399,900
New Orleans Aviation Board Series B, AMT	5.000		01-01-45	1,000,000	1,075,660
St. John Baptist Parish Revenue Marathon Oil Corp., Series A	5.125		06-01-37	2,000,000	2,107,060
Maryland 1.0%					2,089,200
Anne Arundel County Consolidated Special Taxing District Villages at 2 Rivers Project	5.250		07-01-44	1,000,000	1,012,200
Baltimore County East Baltimore Research Park, Series A	7.000		09-01-38	1,000,000	1,077,000

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value	Value
Massachusetts 1.0%				$2,149,120
Massachusetts Development Finance Agency Green Bonds-Boston Medical Center, Series D	5.000	07-01-44	1,000,000	1,066,050
Massachusetts Development Finance Agency North Hill Communities, Inc., Series A (S)	6.500	11-15-43	1,000,000	1,083,070
Michigan 0.2%				513,180
Michigan Finance Authority Detroit Water & Sewer, Series C-2 AMT	5.000	07-01-44	500,000	513,180
Minnesota 1.5%				3,123,290
North Oak Senior Housing Revenue Presbyterian Homes North Oaks	6.000	10-01-27	1,000,000	1,053,320
St. Paul Housing & Redevelopment Authority Carondelet Village Project, Series A	6.000	08-01-42	1,000,000	1,044,760
Woodbury Housing & Redevelopment Authority St. Therese of Woodbury	5.250	12-01-49	1,000,000	1,025,210
Mississippi 0.4%				845,023
Mississippi Business Finance Corp. System Energy Resources, Inc. Project	5.875	04-01-22	840,000	845,023
Missouri 0.5%				930,032
St. Louis Airport Revenue Lambert St. Louis International Airport, Series A-1	6.625	07-01-34	800,000	930,032
Nebraska 2.4%				4,950,180
Central Plains Energy Project	5.000	09-01-32	4,500,000	4,950,180
Nevada 0.5%				1,073,820
Sparks Tourism Improvement District No: 1 Sales Tax Revenue, Series A (S)	6.750	06-15-28	1,000,000	1,073,820
New Hampshire 0.3%				566,515
New Hampshire Health & Education Facilities Authority Rivermead, Series A	6.875	07-01-41	500,000	566,515
New Jersey 1.6%				3,379,990
Casino Reinvestment Development Authority	5.250	11-01-44	1,000,000	1,052,330
New Jersey Economic Development Authority Continental Airlines, Inc. Project AMT	5.250	09-15-29	1,000,000	1,087,840
New Jersey State Educational Facilities Authority University of Medical and Dentistry, Series B	7.500	12-01-32	1,000,000	1,239,820
New York 12.6%				25,741,377
Brooklyn Arena Local Development Corp. Barclays Center Project	6.375	07-15-43	2,500,000	2,922,700
Chautauqua County Industrial Development Agency Dunkirk Power Project	5.875	04-01-42	3,350,000	3,746,808
New York City Industrial Development Agency American Airlines-JFK Airport AMT	7.500	08-01-16	745,000	778,309

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)		Maturity date	Par value	Value
New York (continued)
New York Liberty Development Corp. Bank of America Tower, Class 2	5.625		07-15-47	1,000,000	$1,127,010
New York Liberty Development Corp. World Trade Center, Class 1-3 (S)	5.000		11-15-44	10,350,000	10,560,933
New York State Dormitory Authority Orange Regional Medical Center	5.000		12-01-45	1,000,000	1,037,470
Port Authority of New York & New Jersey 5th Installment Special Project AMT	6.750		10-01-19	345,000	344,952
Port Authority of New York & New Jersey JFK International Airport Terminal	6.000		12-01-42	4,460,000	5,223,195
North Carolina 0.6%					1,181,980
North Carolina Eastern Municipal Power Agency Electric, Power & Light Revenues, Series C	6.750		01-01-24	1,000,000	1,181,980
Ohio 4.7%					9,726,871
Buckeye Ohio Tobacco Settlement Financing Authority, Series A-2	5.125		06-01-24	2,865,000	2,408,749
Buckeye Ohio Tobacco Settlement Financing Authority, Series A-2	5.875		06-01-30	4,500,000	3,783,690
Cleveland Ohio Airport Revenue Continental Airlines, Inc. Project AMT	5.375		09-15-27	2,510,000	2,519,312
Southeastern Ohio Port Authority Hospital Facilities Revenue	5.000		12-01-35	1,000,000	1,015,120
Pennsylvania 3.0%					6,069,719
Allegheny County Industrial Development Authority Environmental Improvements	5.500		11-01-16	1,000,000	1,042,210
Allegheny County Industrial Development Authority Environmental Improvements	6.875		05-01-30	1,215,000	1,380,969
Cumberland County Municipal Authority Diakon Lutheran Ministries Project (C)	4.000		01-01-33	1,500,000	1,461,090
Pennsylvania Economic Development Financing Authority PA Bridges Finco LP AMT	5.000		06-30-42	1,000,000	1,070,290
Pennsylvania Economic Development Financing Authority Philadelphia Biosolids Facility	6.250		01-01-32	1,000,000	1,115,160
Puerto Rico 1.4%					2,949,300
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A	10.541 (Z	)	08-01-33	5,000,000	788,100
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A (0.000% steps up to 6.750% on 8-1-16)	2.095 (Z	)	08-01-32	2,500,000	1,539,950
Puerto Rico Sales Tax Financing Corp. Series A	5.500		08-01-37	1,000,000	621,250

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value	Value
Rhode Island 0.5%				$964,880
Tobacco Settlement Financing Corp. Series B	4.500	06-01-45	1,000,000	964,880
Tennessee 2.1%				4,213,495
Tennessee Energy Acquisition Corp. Natural Gas Revenue, Series C	5.000	02-01-25	3,720,000	4,213,495
Texas 14.6%				29,958,704
Central Texas Regional Mobility Authority SR Lien	6.250	01-01-46	1,000,000	1,159,640
City of Houston TX Airport System Revenue Continental Airlines, Inc. Terminal Projects AMT	6.625	07-15-38	1,000,000	1,161,090
City of Houston TX Airport System Revenue United Airlines, Inc. Terminal E Project AMT	5.000	07-01-29	3,000,000	3,168,510
Dallas/Fort Worth International Airport Series A AMT	5.000	11-01-38	1,000,000	1,054,760
Grand Parkway Transportation Corp. Texas System Toll Revenue, Series A	5.500	04-01-53	1,000,000	1,100,200
Gulf Coast Industrial Development Authority CITGO Petroleum Corp. AMT	8.000	04-01-28	2,100,000	2,103,759
Harris County Health Facilities Development Corp. Memorial Hermann Healthcare., Series B	7.250	12-01-35	1,000,000	1,205,090
Love Field Airport Modernization Corp. Southwest Airlines Co. Project	5.250	11-01-40	1,575,000	1,713,584
North Texas Tollway Authority Highway Revenue Tolls, Series B	5.000	01-01-30	110,000	121,361
North Texas Tollway Authority Highway Revenue Tolls, Series A	5.000	01-01-38	4,115,000	4,487,860
North Texas Tollway Authority Highway Revenue Tolls, Series A	6.250	01-01-39	3,000,000	3,430,410
North Texas Tollway Authority Highway Revenue Tolls, Series F	5.750	01-01-38	1,000,000	1,118,630
North Texas Tollway Authority Highway Revenue Tolls, Series K-2	6.000	01-01-38	1,000,000	1,134,860
Tarrant County Cultural Education Facilities Finance Corp. Air Force Retirement Facility	6.375	11-15-44	2,000,000	2,176,100
Texas Municipal Gas Acquisition & Supply Corp. Natural Gas Revenue, Series D	6.250	12-15-26	2,000,000	2,423,120
Texas Private Activity Bond Surface Transportation Corp. NTE Mobility Partners Segments LLC, AMT	7.000	12-31-38	1,000,000	1,233,640
Travis County Health Facilities Development Corp. Westminster Manor	7.000	11-01-30	1,000,000	1,166,090
Virgin Islands 0.6%				1,133,380
Virgin Islands Public Finance Authority, Series A	6.750	10-01-37	1,000,000	1,133,380

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value	Value
Virginia 2.0%				$4,092,235
Alexandria Industrial Development Authority Goodwin House	5.000	10-01-45	1,700,000	1,783,895
Washington County Industrial Development Authority Mountain States Health Alliance, Series C	7.750	07-01-38	2,000,000	2,308,340
Wisconsin 1.0%				1,951,008
Public Finance Authority Rose Villa Project, Series A	6.000	11-15-49	1,000,000	1,069,210
Wisconsin Health & Educational Facilities Authority St. John's Community, Inc., Series A	7.625	09-15-39	750,000	881,798
Wyoming 0.5%				1,020,650
Sweetwater County FMC Corp. Project AMT	5.600	12-01-35	1,000,000	1,020,650
Other 0.6%				1,130,580
Centerline Equity Issuer Trust (S)	6.000	05-15-19	1,000,000	1,130,580
			Shares	Value
Escrow certificates 0.0%				$15,198
(Cost $0)
Ohio 0.0%				15,198
Hickory Chase Community Authority (I)			155,399	15,198
			Par value	Value
Short-term investments 1.2%				$2,375,000
(Cost $2,375,000)
Repurchase Agreement 1.2%				2,375,000
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $1,690,009 on 6-1-15, collateralized by $1,245,100 U.S. Treasury Inflation Indexed Bonds, 2.125% due 2-15-40 (valued at $1,723,834, including interest)			1,690,000	1,690,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $685,000 on 6-1-15, collateralized by $705,000 Federal Home Loan Bank, 1.500% due 2-10-20 (valued at $703,238, including interest)			685,000	685,000
Total investments (Cost $181,084,224)† 98.5%				$201,811,311
Other assets and liabilities, net 1.5%				$3,088,710
Total net assets 100.0%				$204,900,021

18SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
AMT	Interest earned from these securities may be considered a tax preference item for purpose of the Federal Alternative Minimum Tax.
GO	General Obligation
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	Bond is insured by one or more of the companies listed in the insurance coverage table below.
Insurance Coverage	As a % of total Investments
Assured Guaranty Corp.	1.7
Assured Guaranty Municipal Corp.	0.8
Total	2.5
(I)	Non-income producing security.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $178,991,175. Net unrealized appreciation aggregated $22,820,136, of which $24,050,031 related to appreciated investment securities and $1,229,895 to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS19

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $181,084,224)	$201,811,311
Cash	555,005
Receivable for investments sold	5,527,111
Receivable for delayed delivery securities sold	485,625
Receivable for fund shares sold	717,406
Interest receivable	2,825,017
Receivable from affiliates	3,751
Other receivables and prepaid expenses	28,161
Total assets	211,953,387
Liabilities
Payable for investments purchased	3,334,658
Payable for delayed delivery securities purchased	3,121,255
Payable for fund shares repurchased	373,100
Distributions payable	102,437
Payable to affiliates
Accounting and legal services fees	6,461
Transfer agent fees	20,112
Distribution and service fees	37,500
Trustees' fees	243
Other liabilities and accrued expenses	57,600
Total liabilities	7,053,366
Net assets	$204,900,021
Net assets consist of
Paid-in capital	$193,491,653
Undistributed net investment income	1,235,765
Accumulated net realized gain (loss) on investments	(10,554,484)
Net unrealized appreciation (depreciation) on investments	20,727,087
Net assets	$204,900,021

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($154,053,110 ÷ 18,839,423 shares)[1]	$8.18
Class B ($6,953,725 ÷ 850,426 shares)[1]	$8.18
Class C ($43,893,186 ÷ 5,368,091 shares)[1]	$8.18
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$8.52

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

20SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 5-31-15

Investment income
Interest	$10,950,481
Expenses
Investment management fees	1,163,971
Distribution and service fees	901,436
Accounting and legal services fees	34,030
Transfer agent fees	117,745
Trustees' fees	3,215
State registration fees	66,039
Printing and postage	18,247
Professional fees	41,786
Custodian fees	22,911
Registration and filing fees	24,284
Other	8,106
Total expenses	2,401,770
Less expense reductions	(220,951)
Net expenses	2,180,819
Net investment income	8,769,662
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	5,517,382
5,517,382
Change in net unrealized appreciation (depreciation) of
Investments	(5,130,289)
(5,130,289)
Net realized and unrealized gain	387,093
Increase in net assets from operations	$9,156,755

SEE NOTES TO FINANCIAL STATEMENTS21

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$8,769,662	$10,002,606
Net realized gain (loss)	5,517,382	(7,141,241)
Change in net unrealized appreciation (depreciation)	(5,130,289)	(9,948,883)
Increase (decrease) in net assets resulting from operations	9,156,755	(7,087,518)
Distributions to shareholders
From net investment income
Class A	(7,192,566)	(7,655,096)
Class B	(301,824)	(353,899)
Class C	(1,758,289)	(1,928,953)
Total distributions	(9,252,679)	(9,937,948)
From fund share transactions	2,512,597	(69,130,220)
Total increase (decrease)	2,416,673	(86,155,686)
Net assets
Beginning of year	202,483,348	288,639,034
End of year	$204,900,021	$202,483,348
Undistributed net investment income	$1,235,765	$1,298,125

22SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$8.17	$8.62	$8.48	$7.82	$8.07
Net investment income[1]	0.37	0.39	0.38	0.39	0.39
Net realized and unrealized gain (loss) on investments	0.03	(0.46)	0.12	0.65	(0.26)
Total from investment operations	0.40	(0.07)	0.50	1.04	0.13
Less distributions
From net investment income	(0.39)	(0.38)	(0.36)	(0.38)	(0.38)
Net asset value, end of period	$8.18	$8.17	$8.62	$8.48	$7.82
Total return (%)[2,3]	4.94	(0.53)	5.91	13.56	1.67
Ratios and supplemental data
Net assets, end of period (in millions)	$154	$150	$214	$221	$192
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.02	0.97	0.97	0.99
Expenses including reductions	0.87	0.91	0.87	0.89	0.99
Net investment income	4.47	4.85	4.34	4.81	4.97
Portfolio turnover (%)	30	14	25	21	32

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Class B Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$8.17	$8.62	$8.48	$7.82	$8.07
Net investment income[1]	0.31	0.33	0.31	0.33	0.33
Net realized and unrealized gain (loss) on investments	0.03	(0.46)	0.12	0.65	(0.26)
Total from investment operations	0.34	(0.13)	0.43	0.98	0.07
Less distributions
From net investment income	(0.33)	(0.32)	(0.29)	(0.32)	(0.32)
Net asset value, end of period	$8.18	$8.17	$8.62	$8.48	$7.82
Total return (%)[2,3]	4.16	(1.27)	5.12	12.72	0.91
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$8	$11	$9	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	1.77	1.72	1.72	1.74
Expenses including reductions	1.63	1.66	1.62	1.64	1.74
Net investment income	3.73	4.11	3.59	4.06	4.22
Portfolio turnover (%)	30	14	25	21	32

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS23

Class C Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$8.17	$8.62	$8.48	$7.82	$8.07
Net investment income[1]	0.31	0.33	0.31	0.33	0.33
Net realized and unrealized gain (loss) on investments	0.03	(0.46)	0.12	0.65	(0.26)
Total from investment operations	0.34	(0.13)	0.43	0.98	0.07
Less distributions
From net investment income	(0.33)	(0.32)	(0.29)	(0.32)	(0.32)
Net asset value, end of period	$8.18	$8.17	$8.62	$8.48	$7.82
Total return (%)[2,3]	4.16	(1.27)	5.12	12.72	0.91
Ratios and supplemental data
Net assets, end of period (in millions)	$44	$44	$64	$64	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.73	1.77	1.72	1.73	1.74
Expenses including reductions	1.63	1.66	1.62	1.64	1.74
Net investment income	3.73	4.10	3.59	4.06	4.22
Portfolio turnover (%)	30	14	25	21	32

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock High Yield Municipal Bond Fund (the fund) is a series of John Hancock Municipal Securities Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income that is largely exempt from federal income tax, consistent with the preservation of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2015, all investments are categorized as Level 2 under the hierarchy described above, except for escrow certificates valued at $15,198, which are categorized as Level 3.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $543. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2015, the fund has a capital loss carryforward of $12,647,533 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at May 31				No expiration date
2016	2017	2018	2019	Short-term
$502,278	$3,292,390	$4,265,466	$487,011	$4,100,388

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$609,279	$591,488
Exempt Interest	8,643,400	9,346,460
Total	$9,252,679	$9,937,948

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $1,338,202 of undistributed exempt interest.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $1.85 billion of the fund's average daily net assets, (d) 0.4800% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. For the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $12,147, $604, and $3,531 for Class A, Class B, and Class C shares, respectively, for the year ended May 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.56% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class A, Class B, and Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by the mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $152,701, $7,616, and $44,352 for Class A, Class B, and Class C shares, respectively, for the year ended May 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $332,045 for the year ended May 31, 2015. Of this amount, $47,569 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $281,379 was paid as sales commissions to broker-dealers, and $3,097 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B, and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $1,505, $12,976, and $1,769 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes, and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$381,752	$87,846
Class B	76,160	4,380
Class C	443,524	25,519
Total	$901,436	$117,745

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,237,531	$35,007,993	3,814,740	$30,368,936
Distributions reinvested	761,290	6,279,396	844,629	6,703,704
Repurchased	(4,566,033)	(37,608,144)	(11,055,546)	(87,678,702)
Net increase (decrease)	432,788	$3,679,245	(6,396,177)	($50,606,062)
Class B shares
Sold	43,244	$360,284	25,517	$204,848
Distributions reinvested	30,243	249,396	37,007	293,579
Repurchased	(218,462)	(1,798,872)	(289,271)	(2,301,138)
Net decrease	(144,975)	($1,189,192)	(226,747)	($1,802,711)
Class C shares
Sold	856,548	$7,084,008	588,013	$4,704,411
Distributions reinvested	182,125	1,502,165	203,633	1,616,041
Repurchased	(1,037,569)	(8,563,629)	(2,901,776)	(23,041,899)
Net increase (decrease)	1,104	$22,544	(2,110,130)	($16,721,447)
Total net increase (decrease)	288,917	$2,512,597	(8,733,054)	($69,130,220)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $62,347,243 and $60,615,906, respectively, for the year ended May 31, 2015.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Municipal Securities Trust and Shareholders of John Hancock High Yield Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock High Yield Municipal Bond Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

30

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

93.43% of dividends from net investment income are exempt-interest dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1989	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

32

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

33

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

34

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

36

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock High Yield Municipal Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235805	59A 5/15 7/15

John Hancock

Tax-Free Bond Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Tax-Free Bond Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
24	Financial statements
27	Financial highlights
30	Notes to financial statements
37	Auditor's report
38	Tax information
39	Trustees and Officers
43	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Barclays Municipal Bond Index
Morningstar muni national long fund category average
3.75
3.18
3.52
3.01
3.09
3.24
4.43
4.53
4.70
4.14
4.52
4.05
1 year
3 year
5 year
10 year

The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Municipal bonds advanced

Municipal bonds benefited from favorable supply-and-demand conditions during the first half of the reporting period, but a supply increase impeded returns in early 2015.

Fund outperformed its benchmark

The fund's positive return for the period outpaced that of its benchmark, the Barclays Municipal Bond Index.

Duration added value

The fund's outperformance was driven primarily by its longer duration relative to its benchmark.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls, or if related projects become unprofitable. Investing heavily in any one state or region increases exposure to losses in securities of that state's or region's issuers. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Please see the fund's prospectus for additional risks.

3

Discussion of fund performance

An interview with Portfolio Manager Dianne M. Sales, CFA and Cynthia M. Brown, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Dianne M. Sales, CFA
Portfolio Manager
John Hancock Asset Management

Cynthia M. Brown
Portfolio Manager
John Hancock Asset Management

How did municipal bonds perform over the past year?

Municipal bonds posted positive returns for the one-year period as the fund's benchmark, the Barclays Municipal Bond Index, returned 3.18%. By comparison, the Barclays U.S. Aggregate Bond Index, a broad taxable bond market measure, returned 3.03%.

The municipal market rallied in the first half of the period thanks to favorable supply-and-demand dynamics. Although municipal issuance was largely unchanged in 2014, an increase in refinancing existing municipal securities resulted in a net decline in the total outstanding supply of municipal bonds. Concurrently, demand picked up and the municipal market experienced steady investor inflows. This combination provided a favorable backdrop for municipal bond market performance.

As we moved into 2015, municipal issuance increased significantly, rising by more than 50% through the first five months of the year relative to the same period in 2014. Although much of this new issuance consisted of refinancing, the overlap between issuing new bonds and paying off the old ones produced a temporary increase in outstanding supply. The end result was relatively flat returns for muni bonds during the first five months of 2015.

What about the economic environment and its impact on the municipal bond market?

U.S. economic growth decelerated over the one-year period. After the third quarter of 2014 produced the strongest quarterly growth rate in 11 years, the U.S. economy slowed in the fourth quarter and may have experienced a modest contraction in the first quarter of 2015. The slower rate of U.S. economic growth resulted from a combination of severe winter weather, economic weakness overseas, and a stronger U.S. dollar. Meanwhile, a sharp decline in energy prices and a lack of meaningful wage growth kept inflation in check.

Although weaker economic growth and low inflation led to lower yields and higher prices for bonds in general, they also contributed to increased rate volatility over the last half of the reporting period. When the U.S. Federal Reserve (Fed) ended its most recent quantitative easing program in late

4

"The municipal market rallied in the first half of the period thanks to favorable supply-and-demand dynamics."
2014, it signaled its intent to raise its short-term interest-rate target sometime in 2015. However, as economic data proved to be weaker than expected in early 2015, the timing of a Fed rate hike grew increasingly uncertain, and that uncertainty led to greater bond market volatility.

Did any municipal credit concerns develop over the past year?

In general, municipal credit quality was stable to modestly better during the reporting period, however, there were two persistent credit issues. One was the Commonwealth of Puerto Rico, which has been facing several years of deteriorating economic and fiscal conditions. Puerto Rico bonds were downgraded to below-investment-grade status in early 2014 and received a further credit rating downgrade in early 2015. Although the Puerto Rican government passed legislation paving the way for several of its public agencies to restructure their debt, the legislation was struck down by a U.S. court.

The other credit issue involved states such as Illinois, which continued to struggle with budget deficits and pension obligation shortfalls. Underfunded pensions also contributed to a recent credit rating downgrade for the City of Chicago. Although we remain confident that these city and state

QUALITY COMPOSITION AS OF 5/31/15 (%)

5

governments will continue to meet their debt obligations, these issues will need to be addressed in the near future.

Did the portfolio hold any securities issued by Puerto Rico, Illinois, or the City of Chicago?

The fund held an underweight position relative to its benchmark in Illinois municipal securities. Direct exposure to Illinois general obligation bonds was 0.9% of net assets, and these securities were covered by an insurance policy. This underweight position contributed favorably to performance versus the benchmark during the reporting period.

The City of Chicago's credit rating downgrade, which occurred after a court ruling limiting the ability of Illinois municipalities to renegotiate pension contracts, led us to sell the fund's modest Chicago holdings immediately, thereby avoiding the most significant price declines. In late May, however, we purchased newly issued Chicago general obligation bonds with yields that we viewed as attractive on a risk/reward basis. As of the end of the reporting period, the fund's overall position in Illinois munis, including the City of Chicago holdings, was 2.2% of net assets.

The fund also held a small position—2.1% of net assets as of the end of the reporting period—in Puerto Rico bonds, primarily issued by COFINA, Puerto Rico's sales tax financing corporation. COFINA bonds are backed by sales tax revenues. We have confidence in bonds with a dedicated

SECTOR COMPOSITION AS OF 5/31/15 (%)

General obligation bonds	**6.1**
Revenue bonds	**89.7**
Transportation	20.2
Utilities	15.1
Other Revenue	14.6
Water & Sewer	7.4
Education	7.3
Airport	6.2
Health Care	5.9
Development	5.5
Tobacco	2.8
Facilities	2.1
Pollution	2.0
Housing	0.6
Short-term investments and other	**4.2**

As a percentage of net assets.

6

revenue source, but we have generally avoided bonds issued by other public agencies in Puerto Rico because of heightened concerns about credit risk.

What other factors affected fund performance during the reporting period?

The most important factor was the fund's duration positioning, which contributed the most to the its outperformance of the benchmark. The fund's duration, a measure of interest-rate sensitivity, was longer than that of its benchmark throughout the reporting period. A longer duration allowed the fund to benefit to a greater extent from the broad decline in muni yields during the period.

What current themes are developing in the municipal bond market?

In the near term, the timing of the Fed's first interest-rate increase since 2006 is likely to have the biggest impact on the fixed-income markets in general. The current consensus suggests that the Fed may move in September, but a continuation of weaker economic data could push that to December or even early 2016. Further inaction from the Fed could affect supply in the municipal market in the second half of the year as continued low rates encourage more refinancing activity.

From a longer-term perspective, a significant issue facing the municipal bond market is government pension and retirement benefits. Some states, such as California, have already taken steps to address their pension issues, whereas states such as Illinois and New Jersey are seeing budget shortfalls that are driven largely by underfunded pension plans. Starting in 2016, state and local governments will be required to disclose pension and postretirement liabilities on their balance sheets, which will heighten attention on this facet of government finances.

Overall, however, municipal credit fundamentals are improving. Tax revenue is up in most states, and the belt-tightening from the last recession has not yet given way to broad spending increases. Aging infrastructure across the country has produced the need for revenue bonds with a dedicated revenue stream from tolls, gas taxes, and other pledges. We remain selective and sensitive to the essentiality, cost, and source of revenue from these various projects.

MANAGED BY

Dianne M. Sales, CFA On the fund since 1995 Investing since 1984
Cynthia M. Brown On the fund since 2015 Investing since 1984

The views expressed in this report are exclusively those of Dianne M. Sales, CFA, John Hancock Asset Management and Cynthia M. Brown, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]	Tax- equivalent subsidized yield (%)[2]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-15	as of 5-31-15	as of 5-31-15
Class A	-0.40	3.57	3.72	19.16	44.02	1.97	1.87	3.48
Class B	-2.01	3.30	3.52	17.62	41.27	1.28	1.17	2.26
Class C	2.08	3.65	3.36	19.62	39.18	1.29	1.18	2.28
Index†	3.18	4.53	4.52	24.81	55.66	—	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C
Gross (%)	0.95	1.70	1.70
Net (%)	0.85	1.60	1.60

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays Municipal Bond Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Tax-Free Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays Municipal Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	5-31-05	14,127	14,127	15,566
Class C3	5-31-05	13,918	13,918	15,566

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	Tax-equivalent yield is based on the maximum federal income tax rate of 43.4%.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,008.70	$4.11	0.82%
Class B	1,000.00	1,004.90	7.85	1.57%
Class C	1,000.00	1,004.90	7.85	1.57%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.80	$4.13	0.82%
Class B	1,000.00	1,017.10	7.90	1.57%
Class C	1,000.00	1,017.10	7.90	1.57%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

11

Fund's investments

As of 5-31-15
	Rate (%)		Maturity date	Par value	Value
Municipal bonds 95.8%					$560,619,641
(Cost $504,624,994)
Alabama 0.4%					2,291,953
Birmingham Special Care Facilities Financing Authority Children's Hospital	6.125		06-01-34	2,000,000	2,291,953
Arizona 0.9%					5,564,680
Arizona Health Facilities Authority Banner Health, Series A	5.000		01-01-44	2,000,000	2,179,000
Industrial Development Authority of The City of Phoenix	5.375		02-01-41	1,000,000	1,000,610
Maricopa County Pollution Control Corp. El Paso Electric Company Project, Series B	7.250		04-01-40	1,000,000	1,160,560
Phoenix Civic Improvement Corp. Civic Plaza, Series B (D) (P)	5.500		07-01-28	1,000,000	1,224,510
California 13.6%					79,500,476
ABAG Finance Authority for Nonprofit Corps. Sharp HealthCare, Series A	5.000		08-01-43	2,000,000	2,208,540
California County Tobacco Securitization Agency Kern County Tobacco Funding Corp., Series 2014	5.000		06-01-40	1,000,000	1,057,930
California State Public Works Board Series B	5.000		10-01-39	1,000,000	1,123,660
City of Los Angeles Department of Airports Series C	5.000		05-15-38	1,000,000	1,135,130
Foothill Eastern Transportation Corridor Agency Highway Revenue Tolls, Escrowed to Maturity, Series A	1.285 (Z	)	01-01-19	30,000,000	28,636,800
Foothill-Eastern Transportation Corridor Agency Highway Revenue Tolls, Series A	5.750		01-15-46	3,000,000	3,467,370
Golden State Tobacco Securitization Corp., Series A-1	4.500		06-01-27	2,035,000	1,970,755
M-S-R Energy Authority Natural Gas Revenue, Series B	7.000		11-01-34	2,500,000	3,374,600
Port of Los Angeles Series A, AMT	5.000		08-01-44	1,500,000	1,641,870
San Bernardino County Medical Center Financing Project	5.500		08-01-22	2,500,000	2,847,900
San Bernardino County Medical Center Financing Project, Series B (D)	5.500		08-01-17	3,895,000	4,077,598
San Diego County Regional Transportation Commission Sales & Use Tax, Series A	5.000		04-01-44	3,000,000	3,393,030
San Diego Redevelopment Agency City Heights, Series A	5.750		09-01-23	25,000	25,042

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
California (continued)
San Joaquin Hills Transportation Corridor Agency Highway Revenue Tolls, Escrowed to Maturity	0.739 (Z	)	01-01-17	4,900,000	$4,842,082
San Joaquin Hills Transportation Corridor Agency Highway Revenue Tolls, Escrowed to Maturity	1.454 (Z	)	01-01-20	2,000,000	1,870,000
San Joaquin Hills Transportation Corridor Agency Series A	5.000		01-15-44	4,500,000	4,856,445
Santa Ana Financing Authority Prerefunded, Police Administration & Holding Facility (D)	6.250		07-01-19	995,000	1,186,110
Santa Ana Financing Authority Unrefunded, Police Administration & Holding Facility (D)	6.250		07-01-19	1,005,000	1,176,614
State of California, GO	5.000		02-01-38	5,375,000	6,003,230
Stockton Public Financing Authority Delta Water Supply Project, Series A	6.250		10-01-40	1,000,000	1,194,950
University of California Series I	5.000		05-15-40	3,000,000	3,410,820
Colorado 2.7%					15,659,392
Colorado Springs Utilities Revenue Series C	5.250		11-15-42	2,825,000	3,136,174
Denver, Colorado City & County Airport Revenue Series A	5.250		11-15-36	5,250,000	5,905,148
Public Authority for Colorado Energy Natural Gas Revenue	6.250		11-15-28	3,500,000	4,346,650
Regional Transportation District Denver Transit Partners	6.000		01-15-41	2,000,000	2,271,420
Connecticut 0.5%					3,225,930
Connecticut State Health & Educational Facility Authority Yale University, Series Z3	5.050		07-01-42	3,000,000	3,225,930
District of Columbia 3.0%					17,557,140
District of Columbia Tobacco Settlement Financing Corp.	6.500		05-15-33	5,000,000	6,265,550
Metropolitan Washington DC Airports Authority Highway Revenue Tolls, Series B (D)	4.444 (Z	)	10-01-33	6,565,000	2,923,657
Metropolitan Washington DC Airports Authority Highway Revenue Tolls, Series B (D)	4.614 (Z	)	10-01-35	6,470,000	2,550,862
Metropolitan Washington DC Airports Authority Highway Revenue Tolls, Series B (D)	4.644 (Z	)	10-01-36	7,250,000	2,713,603
Metropolitan Washington DC Airports Authority Highway Revenue Tolls, Series C (0.000% steps up to 6.500% on 10-1-16) (D)	0.858 (Z	)	10-01-41	1,750,000	2,022,178
Metropolitan Washington DC Airports Authority Series A, AMT	5.000		10-01-44	1,000,000	1,081,290

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)		Maturity date	Par value	Value
Florida 2.4%					$13,758,016
Alachua County Health Facilities Authority Shands Teaching Hospital & Clinics	5.000		12-01-44	2,000,000	2,151,940
Bonnet Creek Resort Community Development District	7.250		05-01-18	385,000	385,185
Bonnet Creek Resort Community Development District	7.375		05-01-34	1,225,000	1,225,453
Hernando County, Criminal Justice Criminal Justice Complex Financing Program (D) (P)	7.650		07-01-16	500,000	537,195
JEA Electric System Revenue Series Three - D-2	5.000		10-01-38	7,000,000	7,771,960
Miami Beach Health Facilities Authority Mt Sinai Medical Center	5.000		11-15-44	500,000	537,830
Orlando Utilities Commission Electric, Power & Light Revenues, Escrowed to Maturity, Series D	6.750		10-01-17	1,065,000	1,148,453
Georgia 1.5%					9,071,843
Atlanta Tax Allocation Eastside Project, Series B	5.600		01-01-30	1,000,000	1,003,840
Georgia Municipal Electric Authority Electric, Power & Light Revenues, Escrowed to Maturity, Series Y (D)	6.500		01-01-17	40,000	41,290
Georgia Municipal Electric Authority Electric, Power & Light Revenues, Escrowed to Maturity, Series Z (D)	5.500		01-01-20	25,000	26,307
Georgia Municipal Electric Authority Electric, Power & Light Revenues, Series BB	5.700		01-01-19	680,000	733,788
Georgia Municipal Electric Authority Electric, Power & Light Revenues, Series C (D)	5.700		01-01-19	4,085,000	4,554,938
Georgia Municipal Electric Authority Electric, Power & Light Revenues, Series EE (D)	7.250		01-01-24	2,000,000	2,711,680
Guam 0.4%					2,275,630
Guam Government, Series A	5.750		12-01-34	1,000,000	1,112,410
Guam International Airport Authority Series C AMT (D)	6.125		10-01-43	1,000,000	1,163,220
Illinois 2.2%					12,707,844
City of Chicago, O'Hare International Airport Revenue (D)	5.500		01-01-43	2,000,000	2,236,240
City of Chicago, Series 2007E, GO (C)	5.500		01-01-42	1,000,000	990,290
City of Chicago, Series A	5.750		01-01-39	3,200,000	3,636,128
Illinois Finance Authority Rush University Medical Center, Series A	7.250		11-01-38	1,500,000	1,795,320
Lake County Community Consolidated School District No: 24, GO (D)	3.398 (Z	)	01-01-22	2,440,000	1,951,439
State of Illinois, GO (D)	5.500		07-01-38	1,000,000	1,102,750

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
Illinois (continued)
Will County Community Unit School District No: 365, GO (D)	1.961 (Z	)	11-01-21	1,130,000	$995,677
Indiana 0.6%					3,473,940
Indiana Finance Authority Duke Energy, Series B	6.000		08-01-39	3,000,000	3,473,940
Kentucky 0.2%					1,069,260
Kentucky Economic Development Finance Authority Louisville Arena, Series A-1 (D)	6.000		12-01-33	1,000,000	1,069,260
Louisiana 1.1%					6,726,845
Louisiana Local Government Environmental Facilities Westlake Chemical Corp. Projects	6.750		11-01-32	2,500,000	2,775,600
Louisiana Local Government Environmental Facilities Westlake Chemical Corp. Projects., Series A-1	6.500		11-01-35	1,500,000	1,799,925
New Orleans Aviation Board Series B, AMT	5.000		01-01-45	2,000,000	2,151,320
Massachusetts 17.6%					103,180,030
Boston Housing Authority Capital Program Revenue (D)	5.000		04-01-28	2,000,000	2,191,080
Commonwealth of Massachusetts Public Improvements, GO (D)	5.500		11-01-17	1,000,000	1,111,560
Commonwealth of Massachusetts Series C, GO (D)	5.500		12-01-24	8,000,000	10,196,080
Commonwealth of Massachusetts Series E, GO (D)	5.000		11-01-25	1,000,000	1,236,210
Massachusetts Bay Transportation Authority Sales Tax Revenue, Series A	5.250		07-01-35	1,310,000	1,694,275
Massachusetts Bay Transportation Authority Sales Tax Revenue, Series A-2	4.345 (Z	)	07-01-26	11,095,000	6,876,903
Massachusetts Bay Transportation Authority Transit Revenue, Series B	5.250		07-01-33	2,500,000	3,163,925
Massachusetts Development Finance Agency Brandeis University, Series 0-1	5.000		10-01-40	1,000,000	1,124,830
Massachusetts Development Finance Agency Carleton Willard Village	5.625		12-01-30	850,000	953,658
Massachusetts Development Finance Agency Covanta Energy Project, Series C AMT (S)	5.250		11-01-42	1,000,000	1,030,530
Massachusetts Development Finance Agency Dominion Energy Brayton Point AMT (P)	5.000		02-01-36	2,000,000	2,104,800
Massachusetts Development Finance Agency Draper Laboratory	5.875		09-01-30	2,000,000	2,301,260
Massachusetts Development Finance Agency Emerson College, Series A	5.000		01-01-40	2,000,000	2,099,260
Massachusetts Development Finance Agency Green Bonds-Boston Medical Center, Series D	5.000		07-01-44	2,500,000	2,665,125

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)		Maturity date	Par value	Value
Massachusetts (continued)
Massachusetts Development Finance Agency Harvard University, Series B	5.000		10-15-40	3,690,000	$4,185,383
Massachusetts Development Finance Agency Massachusetts College of Pharmacy, Series E (D)	5.000		07-01-37	1,000,000	1,087,040
Massachusetts Development Finance Agency New England Conservatory of Music	5.250		07-01-38	2,000,000	2,245,520
Massachusetts Development Finance Agency North Hill Communities, Inc., Series A (S)	6.500		11-15-43	1,000,000	1,083,070
Massachusetts Development Finance Agency Northeastern University, Series A	5.000		03-01-39	1,000,000	1,112,230
Massachusetts Development Finance Agency Olin College, Series E	5.000		11-01-38	1,000,000	1,114,750
Massachusetts Development Finance Agency Orchard Cove	5.250		10-01-26	1,000,000	1,010,660
Massachusetts Health & Educational Facilities Authority Harvard Pilgrim Health Care, Series A (D)	5.000		07-01-18	1,000,000	1,004,030
Massachusetts Health & Educational Facilities Authority Lahey Clinic Medical Center, Series C (D)	5.000		08-15-23	1,000,000	1,009,160
Massachusetts Health & Educational Facilities Authority Partners HealthCare System	5.000		07-01-22	1,000,000	1,123,730
Massachusetts Health & Educational Facilities Authority Partners HealthCare, Series J1	5.000		07-01-34	1,000,000	1,123,280
Massachusetts Health & Educational Facilities Authority Springfield College	5.625		10-15-40	2,000,000	2,140,000
Massachusetts Health & Educational Facilities Authority Suffolk University, Series A	5.750		07-01-39	1,000,000	1,121,630
Massachusetts Health & Educational Facilities Authority Suffolk University, Series A	6.250		07-01-30	1,000,000	1,160,510
Massachusetts Health & Educational Facilities Authority Tufts University	5.375		08-15-38	350,000	396,634
Massachusetts Health & Educational Facilities Authority Woods Hole Oceanographic, Series B	5.375		06-01-30	1,000,000	1,103,090
Massachusetts Port Authority Boston Fuel Project AMT (D)	5.000		07-01-32	1,770,000	1,865,987
Massachusetts Port Authority Conrac Project, Series A	5.125		07-01-41	1,500,000	1,635,150
Massachusetts Port Authority Series B	5.000		07-01-32	2,000,000	2,281,080
Massachusetts State College Building Authority College & University Revenue, Series A (D)	5.500		05-01-49	1,000,000	1,124,820
Massachusetts State College Building Authority College & University Revenue, Series B	1.757 (Z	)	05-01-19	1,000,000	933,110
Massachusetts State Department of Transportation Highway Revenue Tolls, Series B	5.000		01-01-37	8,000,000	8,782,240
Massachusetts State Department of Transportation Highway Revenue Tolls, Series C (D)	1.742 (Z	)	01-01-20	1,000,000	922,740

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value	Value
Massachusetts (continued)
Massachusetts Water Pollution Abatement Trust Series 9	5.250	08-01-18	60,000	$60,527
Massachusetts Water Pollution Abatement Trust Unrefunded 2012 Pooled Loan Program, Series 7	5.125	02-01-31	105,000	105,397
Massachusetts Water Pollution Abatement Trust Water Revenue, Series 14	5.000	08-01-32	1,000,000	1,133,610
Massachusetts Water Resources Authority Water Revenue, Series A	5.000	08-01-40	11,575,000	13,169,109
Massachusetts Water Resources Authority Water Revenue, Series B	5.000	08-01-39	1,000,000	1,123,720
Massachusetts Water Resources Authority Water Revenue, Series B (D)	5.250	08-01-29	2,500,000	3,132,225
Metropolitan Boston Transit Parking Corp.	5.000	07-01-41	2,000,000	2,194,900
Metropolitan Boston Transit Parking Corp.	5.250	07-01-36	3,475,000	3,945,202
Michigan 0.5%				3,033,431
Detroit Water Supply System Water Revenue, Series B (D)	7.000	07-01-36	1,000,000	1,162,850
Michigan Finance Authority Local Government Loan Program (D)	5.000	07-01-36	250,000	267,705
Michigan Finance Authority McLaren Healthcare Hospital, Series A	5.000	05-15-38	1,460,000	1,602,876
Nebraska 1.8%				10,618,158
Central Plains Energy Project Revenue Natural Gas Revenue, Series A	5.250	12-01-20	4,970,000	5,693,682
Omaha Public Power District Electric, Power & Light Revenues, Escrowed to Maturity, Series B	6.200	02-01-17	495,000	525,556
Omaha Public Power District Electric, Power & Light Revenues, Series B	5.000	02-01-36	4,000,000	4,398,920
New Jersey 1.9%				11,168,442
Casino Reinvestment Development Authority	5.250	11-01-44	4,000,000	4,209,320
New Jersey State Turnpike Authority Highway Revenue Tolls, Series I	5.000	01-01-35	4,250,000	4,641,043
Tobacco Settlement Financing Corp., Series 1A	4.500	06-01-23	2,315,000	2,318,079
New York 22.5%				131,940,097
Brooklyn Arena Local Development Corp. Barclays Center Project	6.250	07-15-40	1,000,000	1,166,450
Brooklyn Arena Local Development Corp. Barclays Center Project	6.375	07-15-43	1,000,000	1,169,080
City of New York Refunded, Series E-1, GO	6.250	10-15-28	325,000	380,585
City of New York Unrefunded, Series E-1, GO	6.250	10-15-28	175,000	204,036
City of New York, Series D-1, GO	5.000	10-01-36	1,000,000	1,107,460
Hudson Yards Infrastructure Corp. Series A	5.750	02-15-47	4,500,000	5,136,930

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)		Maturity date	Par value	Value
New York (continued)
Long Island Power Authority Electric, Power & Light Revenues, Series A	5.750		04-01-39	1,500,000	$1,689,795
Long Island Power Authority Electric, Power & Light Revenues, Series A	6.000		05-01-33	1,000,000	1,159,040
Long Island Power Authority Electric, Power & Light Revenues, Series C (D)	5.250		09-01-29	2,000,000	2,412,640
Metropolitan Transportation Authority Transit Revenue, Series A	5.250		11-15-28	1,000,000	1,116,330
Metropolitan Transportation Authority Transit Revenue, Series B	5.000		11-15-34	1,000,000	1,134,230
Monroe County Industrial Development Corp., Series A	5.000		07-01-41	1,000,000	1,090,750
Monroe Newpower Corp. Electric, Power & Light Revenues	5.100		01-01-16	355,000	355,483
New York City Industrial Development Agency Polytechnic University Project (D)	5.250		11-01-27	1,000,000	1,095,270
New York City Industrial Development Agency Terminal One Group Association Project AMT (P)	5.500		01-01-21	1,000,000	1,029,000
New York City Industrial Development Agency Terminal One Group Association Project AMT (P)	5.500		01-01-24	1,500,000	1,541,595
New York City Municipal Water Finance Authority Water Revenue, Series 2009-EE	5.250		06-15-40	3,000,000	3,409,290
New York City Municipal Water Finance Authority Water Revenue, Series A	5.750		06-15-40	1,000,000	1,133,400
New York City Municipal Water Finance Authority Water Revenue, Series D	1.568 (Z	)	06-15-20	2,000,000	1,846,940
New York City Municipal Water Finance Authority Water Revenue, Series FF-2	5.000		06-15-40	1,000,000	1,125,870
New York City Municipal Water Finance Authority Water Revenue, Series GG-1	5.000		06-15-39	9,000,000	10,132,830
New York City Transitional Finance Authority Government Fund/Grant Revenue, Series S-4	5.500		01-15-39	4,725,000	5,385,744
New York City Transitional Finance Authority Income Tax Revenue, Series S-3	5.250		01-15-39	3,000,000	3,341,400
New York City Transitional Finance Authority Income Tax Revenue, Series S-3	5.375		01-15-34	3,000,000	3,373,530
New York Liberty Development Corp. 1 World Trade Center Project	5.000		12-15-41	8,500,000	9,535,385
New York Liberty Development Corp. 4 World Trade Center Project	5.000		11-15-31	5,000,000	5,645,950
New York Liberty Development Corp. 7 World Trade Center, Class 2	5.000		09-15-43	1,000,000	1,100,750
New York Liberty Development Corp. Bank of America Tower, Class 2	5.625		07-15-47	1,000,000	1,127,010
New York Liberty Development Corp. Goldman Sachs Headquarters	5.250		10-01-35	3,000,000	3,532,260
New York Liberty Development Corp. World Trade Center, Class 1-3 (S)	5.000		11-15-44	2,500,000	2,550,950

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
New York (continued)
New York Local Government Assistance Corp. Sales Tax Revenue, Series C	5.500		04-01-17	1,005,000	$1,070,536
New York State Dormitory Authority Fordham University	5.000		07-01-44	1,350,000	1,499,783
New York State Dormitory Authority Mount Sinai School of Medicine	5.125		07-01-39	1,000,000	1,102,240
New York State Dormitory Authority North Shore Long Island Jewish Group, Series A	5.000		05-01-41	1,000,000	1,085,150
New York State Dormitory Authority Orange Regional Medical Center	5.000		12-01-40	1,000,000	1,041,560
New York State Dormitory Authority Orange Regional Medical Center	6.125		12-01-29	750,000	828,488
New York State Dormitory Authority Rockefeller University, Series A	5.000		07-01-41	1,000,000	1,135,640
New York State Dormitory Authority Series A	5.000		02-15-39	2,500,000	2,781,250
New York State Dormitory Authority Series A	5.000		03-15-43	1,000,000	1,116,680
New York State Dormitory Authority State University Dormitory, Series A	5.000		07-01-35	7,250,000	8,126,380
New York State Dormitory Authority State University Educational Facilities, Series A	5.500		05-15-19	3,000,000	3,392,100
New York State Dormitory Authority Unrefunded General Purpose, Series E	5.000		02-15-35	1,000,000	1,127,260
New York State Environmental Facilities Corp. Water Revenue, Series A	5.000		06-15-34	1,000,000	1,131,300
Niagara Area Development Corp. Covanta Energy Project, Series A AMT (S)	5.250		11-01-42	500,000	516,985
Oneida County Industrial Development Agency Hamilton College Project, Series A (D)	4.324 (Z	)	07-01-29	5,330,000	2,910,660
Onondaga Civic Development Corp. St. Joseph's Hospital Health Center Project, Series A	5.125		07-01-31	1,000,000	1,069,240
Port Authority of New York & New Jersey 144th Project	5.000		10-01-29	3,500,000	3,687,950
Port Authority of New York & New Jersey 5th Installment Special Project AMT	6.750		10-01-19	6,870,000	6,869,038
Port Authority of New York & New Jersey Consolidated-One Hundred Eighty-Four	5.000		09-01-36	1,000,000	1,135,440
Port Authority of New York & New Jersey Consolidated-One Hundred Eighty-Four	5.000		09-01-39	1,000,000	1,129,480
Port Authority of New York & New Jersey JFK International Airport Terminal	6.000		12-01-36	1,000,000	1,171,120
Port Authority of New York & New Jersey JFK International Airport Terminal	6.000		12-01-42	2,265,000	2,652,587
Triborough Bridge & Tunnel Authority Highway Revenue Tolls	5.000		11-15-33	4,025,000	4,404,799

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)		Maturity date	Par value	Value
New York (continued)
Triborough Bridge & Tunnel Authority Highway Revenue Tolls, Escrowed to Maturity, Series Y	6.125		01-01-21	1,500,000	$1,763,580
Upper Mohawk Valley Regional Water Finance Authority Water Revenue (D)	2.502 (Z	)	04-01-22	2,230,000	1,878,708
Westchester Tobacco Asset Securitization Corp. Public Improvements, Prerefunded to 7-15-17	6.950		07-15-39	2,000,000	2,282,160
Ohio 1.0%					5,578,800
Northeast Ohio Regional Sewer District	5.000		11-15-49	5,000,000	5,578,800
Oklahoma 0.8%					4,554,920
Grand River Dam Authority, Series A	5.250		06-01-40	4,000,000	4,554,920
Oregon 0.7%					3,946,209
Clackamas County School District No. 12, Series B, GO (D)	5.000		06-15-28	3,630,000	3,946,209
Pennsylvania 2.1%					12,305,964
Allegheny County Redevelopment Authority Pittsburgh Mills Project	5.600		07-01-23	1,000,000	1,011,330
City of Philadelphia, Series A, GO	5.000		07-15-38	2,000,000	2,202,880
Cumberland County Municipal Authority Diakon Lutheran Ministries Project (C)	4.000		01-01-33	1,500,000	1,461,090
Pennsylvania Economic Development Financing Authority PA Bridges Finco LP AMT	5.000		06-30-42	1,250,000	1,337,863
Pennsylvania Turnpike Commission Series C	5.000		12-01-44	1,630,000	1,776,684
The School District of Philadelphia Prerefunded 2014, Series E, GO	6.000		09-01-38	60,000	69,256
The School District of Philadelphia Prerefunded 2014, Series E, GO	6.000		09-01-38	5,000	5,771
The School District of Philadelphia Prerefunded 2015, Series E, GO	6.000		09-01-38	5,000	5,771
The School District of Philadelphia Unrefunded 2015, Series E, GO	6.000		09-01-38	3,930,000	4,435,319
Puerto Rico 2.1%					12,516,011
Puerto Rico Highway & Transportation Authority Prerefunded, Series AA (D)	5.500		07-01-19	1,640,000	1,914,831
Puerto Rico Housing Finance Authority Subordinated Capital Fund Modernization	5.125		12-01-27	1,000,000	1,069,180
Puerto Rico Public Buildings Authority Government Facilities, Series P (D)	6.750		07-01-36	3,000,000	2,141,340
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A (0.000% steps up to 6.750% on 8-1-16)	2.184 (Z	)	08-01-32	5,500,000	3,387,890

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)		Maturity date	Par value	Value
Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Series A	5.375		08-01-39	3,000,000	$1,848,840
Puerto Rico Sales Tax Financing Corp., Series C	5.375		08-01-38	2,500,000	1,543,850
Puerto Rico Sales Tax Financing Corp., Series C	5.000		08-01-35	1,000,000	610,080
Rhode Island 0.4%					2,238,522
Tobacco Settlement Financing Corp. Series B	4.500		06-01-45	2,320,000	2,238,522
South Carolina 1.4%					8,421,206
South Carolina State Public Service Authority Prerefunded, Series A	5.500		01-01-38	475,000	545,447
South Carolina State Public Service Authority Santee Cooper, Series E	5.000		01-01-40	1,500,000	1,668,090
South Carolina State Public Service Authority Unrefunded, Series A	5.500		01-01-38	5,525,000	6,207,669
Texas 11.6%					67,791,322
Central Texas Turnpike System Series C	5.000		08-15-42	2,000,000	2,130,500
City of Austin Electric Utility Revenue (D)	5.000		11-15-37	5,000,000	5,523,200
City of Dallas Waterworks & Sewer System	5.000		10-01-35	5,000,000	5,712,250
City of Dallas Waterworks & Sewer System	5.000		10-01-36	5,000,000	5,635,650
City of San Antonio Electric & Gas, Series A	5.000		02-01-34	4,330,000	4,778,545
City Public Service Board of San Antonio Junior Lien	5.000		02-01-48	5,000,000	5,427,000
Dallas/Fort Worth International Airport Series D	5.000		11-01-38	2,500,000	2,659,200
Dallas/Fort Worth International Airport, Series D	5.250		11-01-32	5,000,000	5,751,350
Grand Parkway Transportation Corp., Series B	5.000		04-01-53	4,000,000	4,328,200
Houston Independent School District Public Financing Corp. Cesar Chavez Project, Series A (D)	0.783 (Z	)	09-15-16	570,000	564,192
Lower Colorado River Authority Electric, Power & Light Revenues	5.000		05-15-40	5,000,000	5,404,000
Lower Colorado River Authority Prerefunded to 5-15-19	5.625		05-15-39	15,000	17,444
Lower Colorado River Authority Prerefunded to 5-15-19	5.625		05-15-39	165,000	191,879
Lower Colorado River Authority Prerefunded to 5-15-19	5.625		05-15-39	10,000	11,629
Lower Colorado River Authority Prerefunded to 5-15-19	5.625		05-15-39	5,000	5,815

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value	Value
Texas (continued)
Lower Colorado River Authority Transmission Services Corp., Series A	5.000	05-15-41	2,500,000	$2,711,350
Lower Colorado River Authority Unrefunded to 5-15-19	5.625	05-15-39	3,805,000	4,285,648
North Texas Tollway Authority Highway Revenue Tolls, Series K-2	6.000	01-01-38	3,250,000	3,688,295
North Texas Tollway Authority Series A	4.000	01-01-38	2,500,000	2,448,875
Texas Municipal Power Agency Revenue	5.000	09-01-40	6,000,000	6,516,300
Virgin Islands 0.5%				2,796,270
Virgin Islands Public Finance Authority, Series A	6.750	10-01-37	2,000,000	2,266,760
Virgin Islands Public Finance Authority, Series A-1	5.000	10-01-39	500,000	529,510
Virginia 0.2%				1,049,350
Alexandria Industrial Development Authority Goodwin House	5.000	10-01-45	1,000,000	1,049,350
Washington 0.4%				2,118,500
Energy Northwest Series A	5.000	07-01-40	450,000	508,505
Washington Public Power Supply Systems Electric, Power & Light Revenues, Series B	7.125	07-01-16	1,500,000	1,609,995
Wisconsin 0.2%				1,054,810
Public Finance Authority Rose Villa Project, Series A	5.750	11-15-44	1,000,000	1,054,810
Wyoming 0.6%				3,424,650
Campbell County Solid Waste Facilities Revenue Basin Electric Power Company, Series A	5.750	07-15-39	3,000,000	3,424,650
			Par value	Value
Short-term investments 2.6%				$14,862,000
(Cost $14,862,000)
Repurchase agreement 2.6%				14,862,000
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $10,583,053 on 6-1-15, collateralized by $7,186,600 U.S. Treasury Inflation Indexed Bonds, 2.375% due 1-15-25 (valued at $10,794,847 including interest)			10,583,000	10,583,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $4,279,000 on 6-1-15, collateralized by $4,365,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $4,365,000, including interest)			4,279,000	4,279,000
Total investments (Cost $519,486,994)† 98.4%				$575,481,641
Other assets and liabilities, net 1.6%				$9,623,756
Total net assets 100.0%				$585,105,397

22SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
AMT	Interest earned from these securities may be considered a tax preference item for purpose of the Federal Alternative Minimum Tax.
GO	General Obligation
(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	Bond is insured by one or more of the companies listed in the insurance coverage table below.
Insurance coverage	As a % of total investments
Assured Guaranty Municipal Corp.	4.1
National Public Finance Guarantee Corp.	3.3
Ambac Financial Group, Inc.	2.9
Assured Guaranty Corp.	2.1
Financial Guaranty Insurance Company	0.8
CIFG Holdings, Ltd.	0.4
Commonwealth Gtd.	0.4
ACA Financial Guaranty Corp.	0.2
XL Capital Assurance, Inc.	0.2
Total	14.4
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $516,123,917. Net unrealized appreciation aggregated $59,357,724, of which $63,321,588 related to appreciated investment securities and $3,963,864 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS23

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $519,486,994)	$575,481,641
Cash	3,474,043
Receivable for investments sold	2,674,182
Receivable for delayed delivery securities sold	2,204,385
Receivable for fund shares sold	284,042
Interest receivable	6,808,447
Receivable from affiliates	4,907
Other receivables and prepaid expenses	37,652
Total assets	590,969,299
Liabilities
Payable for delayed delivery securities purchased	4,552,633
Payable for fund shares repurchased	850,725
Distributions payable	251,584
Payable to affiliates
Accounting and legal services fees	19,198
Transfer agent fees	56,962
Distribution and service fees	49,072
Trustees' fees	531
Other liabilities and accrued expenses	83,197
Total liabilities	5,863,902
Net assets	$585,105,397
Net assets consist of
Paid-in capital	$551,955,241
Undistributed net investment income	858,389
Accumulated net realized gain (loss) on investments	(23,702,880)
Net unrealized appreciation (depreciation) on investments	55,994,647
Net assets	$585,105,397

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($520,014,710 ÷ 51,809,429 shares)[1]	$10.04
Class B ($7,744,187 ÷ 771,518 shares)[1]	$10.04
Class C ($57,346,500 ÷ 5,714,485 shares)[1]	$10.04
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.46

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

24SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 5-31-15

Investment income
Interest	$22,714,306
Expenses
Investment management fees	2,657,149
Distribution and service fees	1,587,129
Accounting and legal services fees	82,244
Transfer agent fees	278,982
Trustees' fees	6,849
State registration fees	74,054
Printing and postage	47,495
Professional fees	44,111
Custodian fees	43,614
Registration and filing fees	35,820
Other	29,258
Total expenses	4,886,705
Less expense reductions	(525,046)
Net expenses	4,361,659
Net investment income	18,352,647
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	653,281
653,281
Change in net unrealized appreciation (depreciation) of
Investments	(3,980,727)
(3,980,727)
Net realized and unrealized loss	(3,327,446)
Increase in net assets from operations	$15,025,201

SEE NOTES TO FINANCIAL STATEMENTS25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$18,352,647	$18,256,192
Net realized gain (loss)	653,281	(6,963,330)
Change in net unrealized appreciation (depreciation)	(3,980,727)	(7,239,298)
Increase in net assets resulting from operations	15,025,201	4,053,564
Distributions to shareholders
From net investment income
Class A	(17,350,346)	(16,648,654)
Class B	(206,226)	(226,679)
Class C	(1,401,595)	(1,326,596)
Total distributions	(18,958,167)	(18,201,929)
From fund share transactions	153,551,947	(58,458,635)
Total increase (decrease)	149,618,981	(72,607,000)
Net assets
Beginning of year	435,486,416	508,093,416
End of year	$585,105,397	$435,486,416
Undistributed net investment income	$858,389	$1,392,070

26SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.07	$10.31	$10.37	$9.70	$9.97
Net investment income[1]	0.39	0.41	0.41	0.43	0.44
Net realized and unrealized gain (loss) on investments	(0.02)	(0.24)	(0.06)	0.67	(0.27)
Total from investment operations	0.37	0.17	0.35	1.10	0.17
Less distributions
From net investment income	(0.40)	(0.41)	(0.41)	(0.43)	(0.44)
Net asset value, end of period	$10.04	$10.07	$10.31	$10.37	$9.70
Total return (%)[2,3]	3.75	1.88	3.40	11.61	1.79
Ratios and supplemental data
Net assets, end of period (in millions)	$520	$394	$447	$442	$411
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.95	0.94	0.95	0.96
Expenses including reductions	0.82	0.84	0.84	0.86	0.96
Net investment income	3.86	4.24	3.94	4.30	4.54
Portfolio turnover (%)	10 [4]	12	11	25	20

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS27

Class B Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.07	$10.31	$10.37	$9.70	$9.97
Net investment income[1]	0.32	0.34	0.33	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.02)	(0.24)	(0.06)	0.67	(0.27)
Total from investment operations	0.30	0.10	0.27	1.03	0.10
Less distributions
From net investment income	(0.33)	(0.34)	(0.33)	(0.36)	(0.37)
Net asset value, end of period	$10.04	$10.07	$10.31	$10.37	$9.70
Total return (%)[2,3]	2.98	1.12	2.63	10.78	1.04
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$6	$8	$7	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.70	1.69	1.70	1.71
Expenses including reductions	1.57	1.59	1.59	1.61	1.71
Net investment income	3.11	3.48	3.18	3.54	3.78
Portfolio turnover (%)	10 [4]	12	11	25	20

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

28SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$10.06	$10.30	$10.37	$9.70	$9.97
Net investment income[1]	0.32	0.34	0.33	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.01)	(0.24)	(0.07)	0.67	(0.27)
Total from investment operations	0.31	0.10	0.26	1.03	0.10
Less distributions
From net investment income	(0.33)	(0.34)	(0.33)	(0.36)	(0.37)
Net asset value, end of period	$10.04	$10.06	$10.30	$10.37	$9.70
Total return (%)[2,3]	3.08	1.12	2.53	10.78	1.04
Ratios and supplemental data
Net assets, end of period (in millions)	$57	$35	$53	$45	$36
Ratios (as a percentage of average net assets):
Expenses before reductions	1.68	1.70	1.69	1.70	1.71
Expenses including reductions	1.57	1.59	1.59	1.61	1.71
Net investment income	3.10	3.48	3.19	3.54	3.78
Portfolio turnover (%)	10 [4]	12	11	25	20

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS29

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Free Bond Fund (the fund) is a series of John Hancock Municipal Securities Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2015, all investments are categorized as Level 2 under the hierarchy described above.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $690. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2015, the fund has a capital loss carryforward of $25,161,134 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2015:

Capital loss carryforward expiring at May 31				No expiration date
2016	2017	2018	2019	Short-Term	Long-Term
$209,653	$5,383,181	$3,499,079	$490,608	$10,615,174	$4,963,439

Availability of a certain amount of the loss carryforward, which was acquired on February 13, 2015 in a merger with John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund, may be limited in a given year.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$374,893	$757,238
Exempt Interest	18,583,274	17,444,691
Total	$18,958,167	$18,201,929

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $1,109,973 of undistributed exempt interest.

Such distributions, and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, accretion on debt securities and merger related transactions.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.550% of the first $500 million of the fund's average daily net assets; (b) 0.500% of the next $500 million of the fund's average daily net assets; (c) 0.450% of the next $2 billion of the fund's average daily net assets; and (d) 0.425% of the fund's average daily net assets in excess of $3 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset

Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $35,543, $516 and $3,540 for Class A, Class B and Class C shares, respectively, for the year ended May 31, 2015.

The investment management fees incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.54% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class A, Class B and Class C shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $435,645, $6,372 and $43,430 for Class A, Class B and Class C shares, respectively for the year ended May 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $852,637 for the year ended May 31, 2015. Of this amount, $120,424 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $664,156 was paid as sales commissions to broker-dealers and $68,057 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $332 for Class C shares. There were no CDSCs received for Class A and Class B shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,089,113	$250,379
Class B	63,721	3,655
Class C	434,295	24,948
Total	$1,587,129	$278,982

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,572,921	$56,618,140	2,676,960	$26,095,934
Issued in reorganization (Note 7)	9,985,023	102,035,949	—	—
Distributions reinvested	1,469,322	14,902,383	1,452,044	14,143,214
Repurchased	(4,401,658)	(44,587,229)	(8,317,786)	(80,829,809)
Net increase (decrease)	12,625,608	$128,969,243	(4,188,782)	($40,590,661)
Class B shares
Sold	6,693	$67,700	26,185	$257,843
Issued in reorganization (Note 7)	305,749	3,124,601	—	—
Distributions reinvested	17,098	173,376	19,851	193,286
Repurchased	(161,452)	(1,632,831)	(246,617)	(2,390,874)
Net increase (decrease)	168,088	$1,732,846	(200,581)	($1,939,745)
Class C shares
Sold	1,138,398	$11,538,422	567,139	$5,562,629
Issued in reorganization (Note 7)	1,863,754	19,041,977	—	—
Distributions reinvested	125,357	1,271,424	122,024	1,187,380
Repurchased	(890,741)	(9,001,965)	(2,339,647)	(22,678,238)
Net increase (decrease)	2,236,768	$22,849,858	(1,650,484)	($15,928,229)

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Total net increase (decrease)	15,030,464	$153,551,947	(6,039,847)	($58,458,635)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $63,238,616 and $45,119,755, respectively, for the year ended May 31, 2015.

Note 7 — Reorganization

On February 13, 2015, the shareholders of John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund (the Acquired funds) voted to approve an Agreement and Plan of Reorganization (the Agreement), which provided for an exchange of shares of the fund (the Acquiring fund), with a value equal to the net assets transferred.

The Agreement provided for: (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired funds in exchange for shares of the Acquiring fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired funds; and (c) the distribution to the Acquired funds' shareholders of such Acquiring fund's shares. The reorganization was intended to consolidate the Acquired funds with a fund with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired funds or their shareholders. Thus, the investments were transferred to the Acquiring fund at the Acquired funds' identified cost. All distributable amounts of net income and realized gains from the Acquired funds were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired funds. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on February 13, 2015. The following outlines the reorganization:

Acquired funds	Net asset value of the acquired funds	Appreciation of the acquired fund's investments	Shares redeemed by the acquired funds	Shares issued by the acquiring funds	Acquiring fund net assets prior to combination	Acquiring fund total net assets after combination
Massachusetts Tax-Free Income Fund	$74,460,007	$7,488,227	5,907,973	7,286,696	$459,598,386	$534,058,393
New York Tax-Free Income Fund	$49,742,520	$5,068,391	4,028,856	4,867,830	$534,058,393	$583,800,913

Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired funds that have been included in the Acquiring fund's Statement of operations at May 31, 2015. See Note 5 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on June 1, 2014, the beginning of the reporting period, the combined fund's pro forma results of operations for the year ended May 31, 2015 would be as follows:

Net investment income	$21,510,803
Net realized and unrealized gain (loss)	(3,512,753)
Increase (decrease) in net assets from operations	$17,998,050

Note 8 — State or region risk

To the extent that the fund invests heavily in bonds from any given state or region, its performance could be disproportionately affected by factors particular to that state or region. These factors may include economic or political changes, tax-base erosion, possible state constitutional limits on tax increases, detrimental budget deficits and other financial difficulties, and changes in the credit ratings assigned to those states' municipal issuers.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Municipal Series Trust and Shareholders of John Hancock Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Free Bond Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

98.07% of dividends from net investment income are exempt-interest dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1989	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Tax-Free Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235808	52A 5/15 7/15

ITEM 2.  CODE OF ETHICS.

As of the end of the year, May 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock High Yield Municipal Bond Fund	$ 35,053	$ 32,467
John Hancock Tax-Free Bond Fund	32,079	33,602
Total	$ 67,132	$ 66,069

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended May 31, 2015 and 2014, respectively.

Fund	May 31, 2015	May 31, 2014
John Hancock High Yield Municipal Bond Fund	$ 519	$ 558
John Hancock Tax-Free Bond Fund	519	558
Total	$ 1,038	$ 1,116

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock High Yield Municipal Bond Fund	$ 3,450	$ 2,542
John Hancock Tax-Free Bond Fund	3,450	2,461
Total	$ 6,900	$ 5,003

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Fund	May 31, 2015	May 31, 2014
John Hancock High Yield Municipal Bond Fund	$ 216	$ 122
John Hancock Tax-Free Bond Fund	216	122
Total	$ 432	$ 244

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)  According to the registrant’s principal accountant for the fiscal year ended May 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Trust	May 31, 2015	May 31, 2014
John Hancock Municipal Securities Trust	$6,639,282	$6,110,803

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.  A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Municipal Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:    July 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:   July 17, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:    July 17, 2015